UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 4, 2006

CABOT OIL & GAS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-10447	04-3072771
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 Enclave Parkway Houston, Texas	77077
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 589-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02 (b) Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Mr. C. Wayne Nance and Mr. Robert F. Bailey retired from the Cabot Oil & Gas Corporation Board of Directors on May 4, 2006 in accordance with the board of directors mandatory retirement guidelines and as contemplated by the Company’s proxy statement for the 2006 Annual Meeting of Stockholders. Mr. Nance served on the Corporate Governance and Nominations Committee and the Executive Committee. Mr. Bailey served on the Audit Committee and was Chairman of the Safety & Environmental Affairs Committee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABOT OIL & GAS CORPORATION

By:	/s/ Henry C. Smyth
Henry C. Smyth
Vice President, Controller and Treasurer

Date: May 8, 2006